                                  EXHIBIT 23

              Consent of Ernst & Young LLP, Independent Auditors

We consent to the incorporation by reference in this Annual Report (Form 10-K) of Unisource Worldwide, Inc. of our report dated October 21, 1997, included in the 1997 Annual Report to the Shareholders of Unisource Worldwide, Inc.

Our audits also included the financial statement schedule of Unisource Worldwide, Inc. listed in item 14(a). This schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedule referred to above, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.

We consent to the incorporation by reference in the following registration statements on Form S-4 and Form S-8 of Unisource Worldwide, Inc. and in the related Prospectuses of our report dated October 21, 1997, with respect to the consolidated financial statements of Unisource Worldwide, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended September 30, 1997, filed with Securities and Exchange Commission.

REGISTRATION
NUMBER             FILING DATE               DESCRIPTION
-------------------------------------------------------------------
333-17141       December 2, 1996   Unisource Worldwide, Inc.
                                   Stock Option Plan

333-17949       December 16, 1996  Unisource Worldwide, Inc.
                                   Directors' Stock Option Plan

333-17947       December 16, 1996  Unisource Worldwide, Inc.
                                   Partners' Stock Purchase Plan

333-17951       December 16, 1996  Unisource Worldwide, Inc.
                                   Retirement Savings Plan

333-17953       December 16, 1996  Unisource Worldwide, Inc.
                                   Stock Award Plan

333-25897       April 25, 1997     Unisource Worldwide, Inc.
                                   5,000,000 Shares of Common Stock

                                            /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 15, 1997

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